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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported: March 5, 2003)

                          COMMISSION FILE NUMBER 0-9592


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)



             DELAWARE                                        34-1312571
      (State of incorporation)                            (I.R.S. Employer
                                                          Identification No.)

   777 MAIN STREET, FT. WORTH, TEXAS                            76102
(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including area code:
                                 (817) 870-2601



    Title of each class               Name of each exchange on which registered
    ------------------                -----------------------------------------
Common Stock, $.01 par value                   New York Stock Exchange





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ITEM 9.  REGULATION FD DISCLOSURE

         On March 5, 2003, the Registrant filed a Form 10-K for the year ending December 31, 2002, the filing was accompanied by certifications of the President and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached as Exhibits 99.1 and 99.2.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                RANGE RESOURCES CORPORATION



                                            By:  /s/ Eddie M. LeBlanc
                                               ----------------------------
                                                 Eddie M. LeBlanc
                                                 Chief Financial Officer



Date:  March 5, 2003





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                                  EXHIBIT INDEX


EXHIBIT NUMBER                       ITEM
--------------                       ----
       99.1 Certification of President, dated March 5, 2003, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

       99.2 Certification of Chief Financial Officer, dated March 5, 2003 pursuant to 18 U.S.C.
                                    Section 906 of the Sarbanes-Oxley Act of
                                    2002.